UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2009

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (512) 338-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On April 1, 2009, Dell Inc. (“Dell”) entered into an underwriting agreement (“Underwriting Agreement”) with Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, and UBS Securities LLC, as representatives of the underwriters identified therein (the “Underwriters”), relating to the issuance and sale to the Underwriters of $500 million aggregate principal amount of 5.625% Notes due 2014 (“Notes”), subject to the terms and conditions therein.

On April 6, 2009, Dell completed an underwritten public offering of the Notes. The Notes are governed by the terms of an Indenture (“Indenture”), dated April 6, 2009, between Dell and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”), as supplemented by a First Supplemental Indenture (“Supplemental Indenture”), dated April 6, 2009, between Dell and the Trustee.

Dell offered the Notes pursuant to the Prospectus Supplement, dated April 1, 2009, to the Prospectus dated November 4, 2008, which forms a part of Dell’s shelf registration statement on Form S-3 (Registration No. 333-155041) filed with the Securities and Exchange Commission on November 4, 2008 (the “Registration Statement”).

The Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein and into the Registration Statement. The Indenture is filed as Exhibit 4.1 hereto and incorporated by reference herein and into the Registration Statement. The Supplemental Indenture is filed as Exhibit 4.2 hereto and incorporated by reference herein and into the Registration Statement. The form of the Notes issued pursuant to the Supplemental Indenture is filed as Exhibit 4.3 hereto and incorporated by reference herein and into the Registration Statement.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1 –	Underwriting Agreement, dated April 1, 2009, between Dell Inc. and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, and UBS Securities LLC, as representatives of the underwriters identified therein.

Exhibit 4.1 –	Indenture, dated April 6, 2009, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2 –	First Supplemental Indenture, dated April 6, 2009, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.3 –	Form of 5.625% Notes due 2014.

Exhibit 5.1 –	Opinion of Vinson & Elkins L.L.P.

Exhibit 23.1 –	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: April 6, 2009	By:	/s/ Janet B. Wright
Janet B. Wright Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated April 1, 2009, between Dell Inc. and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, and UBS Securities LLC, as representatives of the underwriters identified therein.

4.1	Indenture, dated April 6, 2009, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated April 6, 2009, between Dell Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.625% Notes due 2014.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).